FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 10, 1998
                                                         -----------------

                        TELEPHONE AND DATA SYSTEMS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                Iowa               1-8251                36-2669023
                ----               ------                ----------
           (State or other       (Commission            (IRS Employer
           jurisdiction of       File Number)            Identification
           incorporation)                                    No.)





    30 North LaSalle Street, Chicago, Illinois                   60602
-------------------------------------------------              ----------
     (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (312) 630-1900


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

        On February 10, 1998, Telephone and Data Systems, Inc. and American Paging, Inc. announced that they have entered into a definitive agreement for TDS to acquire all of the issued and outstanding shares of common stock of APP not already owned by TDS for $2.50 per share in cash.

        This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by the Company relating to such announcement as an exhibit.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         Exhibits
         --------

         The exhibits  accompanying  this report are listed in the  accompanying
Exhibit Index.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




Telephone and Data Systems, Inc.
(Registrant)

Date:  February 12, 1998


By:  /s/ GREGORY J. WILKINSON
   -----------------------------
Gregory J. Wilkinson
Vice President and Controller
(principal accounting officer)

                                  EXHIBIT INDEX


Exhibit Number                        Description of Exhibit
--------------                        ----------------------

    99                                News Release dated February 10, 1998